Exhibit 10.1

                              EXPRESS SCRIPTS, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                   AS AMENDED

                                TABLE OF CONTENTS

                                                                      Page No.

1. PURPOSE..................................................................3

2. DEFINITIONS..............................................................3
   2.1 Accounting Date......................................................3
   2.2 Basic Company Credit.................................................3
   2.3 Beneficiary..........................................................3
   2.4 Board................................................................3
   2.5 Business Day.........................................................3
   2.6 Committee............................................................3
   2.7 Common Stock.........................................................3
   2.8 Common Stock Fund....................................................3
   2.9 Company..............................................................3
   2.10 Company Credits.....................................................4
   2.11 Compensation........................................................4
   2.12 Compensation Account(s).............................................4
   2.13 Credit Date.........................................................4
   2.14 Deferred Compensation...............................................4
   2.15 Disability..........................................................4
   2.16 Effective Date......................................................4
   2.17 Election............................................................4
   2.18 Employee............................................................4
   2.19 Exchange Act........................................................4
   2.20 Fair Market Value...................................................4
   2.21 In-Service Account..................................................5
   2.22 Participant.........................................................5
   2.23 Past Service Credit.................................................5
   2.24 Plan................................................................5
   2.25 Plan Year...........................................................5
   2.26 Retirement..........................................................5
   2.27 Retirement Account..................................................5
   2.28 Service Year........................................................5
   2.29 Stock Unit(s).......................................................5
   2.30 Termination.........................................................5

3. ADMINISTRATION...........................................................5

4. ELIGIBILITY..............................................................6

5. PARTICIPANT ACCOUNTS.....................................................6

6. ELECTION TO PARTICIPATE..................................................6
   6.1 In General...........................................................6
   6.2 Investment Alternatives For Existing Balances........................7

7. COMPANY CREDITS..........................................................7
   7.1 Vesting..............................................................7
   7.2 Forfeiture...........................................................7

8. DISTRIBUTION.............................................................7
   8.1 Retirement Account...................................................7
   8.2 In-Service Account...................................................7
   8.3 Termination..........................................................8
   8.4 Death................................................................8
   8.5 Form of Distribution.................................................8

9. FINANCIAL HARDSHIP.......................................................8

10. BENEFICIARY DESIGNATION.................................................8

11. UNSECURED GENERAL CREDITOR STATUS OF EMPLOYEE...........................8

12. SHARES; ADJUSTMENTS IN EVENT OF CHANGES IN CAPITALIZATION...............9

13. INALIENABILITY OF BENEFITS..............................................9

14. GOVERNING LAW...........................................................9

15. AMENDMENTS..............................................................9


                              EXPRESS SCRIPTS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

1.       PURPOSE

The purpose of this Express Scripts, Inc. Executive Deferred Compensation Plan (the "Plan") is to provide eligible key employees of the Company with an opportunity to defer compensation to be earned by them from the Company as a means of saving for retirement or other future purposes and to provide such employees with competitive retirement and capital accumulation benefits. In addition, the Plan is intended to provide eligible key employees additional incentive to remain employed by the Company and to attract certain executive-level employees.

2.       DEFINITIONS

         The following definitions shall be applicable throughout the Plan:

2.1     Accounting Date.

        "Accounting   Date"  means  each   Business  Day  on  which  a
calculation concerning a Participant's Compensation Account is performed, or as otherwise defined by the Committee.

2.2     Basic Company Credit.

         "Basic Company Credit" means an amount, if any, credited to a Participant's Retirement Account as described in Section 7.

2.3     Beneficiary.

        "Beneficiary" means the person or persons designated by the Participant in accordance with Section 10, or if no person or persons are so designated, the estate of a deceased Participant.

2.4     Board.

         "Board" means the Board of Directors of Express Scripts, Inc. or its designee.

2.5      Business Day.

         Business Day" means a day on which the New York Stock Exchange is open for trading activity.

2.6      Committee.

         "Committee" means the Compensation Committee of the Board.

2.7      Common Stock.

         "Common Stock" means the Class A Common Stock, $0.01 par value, of Express Scripts, Inc.

2.8      Common Stock Fund.

         "Common Stock Fund" means that investment option, approved by the Committee, in which a Participant's Compensation Accounts may be deemed to be invested and may earn income (or incur losses) based on a hypothetical investment in Common Stock.

2.9      Company.

         "Company" means Express Scripts, Inc., its divisions, subsidiaries and affiliates.

2.10     Company Credits.

         "Company Credits" means amounts credited as either Basic Company Credits or Past Service Credits by the Company to Compensation Accounts, in the sole discretion of the Committee, pursuant to Section 7.

2.11     Compensation.

         "Compensation" means any employee compensation determined by the Committee to be properly deferrable under the Plan.

2.12     Compensation Account(s).

         "Compensation Account(s)" means the Retirement Account and/or the In-Service Accounts.

2.13     Credit Date.

         "Credit Date" means each date on which Deferred Compensation is credited to Compensation Accounts in accordance with rules prescribed by the Committee.

2.14     Deferred Compensation.

         "Deferred   Compensation"   means  the  Compensation   elected  by  the
Participant to be deferred pursuant to the Plan.

2.15     Disability.

         "Disability" means qualification for disability benefits under a long-term disability plan under which a Participant is covered and which is maintained by the Company.

2.16     Effective Date.

         "Effective Date" means January 1, 1999.

2.17     Election.

         "Election" means a Participant's delivery of a written notice of election to the Committee or its designee electing to defer payment of a specified percentage of his or her Compensation (in accordance with rules prescribed by the Committee) either until Retirement, death or such other time as further permitted by the Committee.

2.18     Employee.

         "Employee" means an individual classified by the Committee as a full-time, regular salaried employee of the Company, its present and future subsidiary corporations as defined in Section 424 of the Internal Revenue Code of 1986, as amended, or its affiliates.

2.19     Exchange Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.20     Fair Market Value.

         "Fair Market Value" means, as of any specified date, the closing sales price of a share of Common Stock, as reported on the Nasdaq National Market on that date (or, if there are no sales on that date, the last preceding date on which there was a sale), or, in the event the Common Stock is listed on a stock exchange, the closing sales price of a share of Common Stock, as reported on such exchange on that date (or, if there are no sales on that date, the last preceding date on which there was a sale). In the absence of any listing of the Common Stock on the Nasdaq National Market or on any established stock exchange, Fair Market Value means the fair market value of the Common Stock on any specified date as determined in good faith by the Committee.

2.21     In-Service Account.

         "In-Service   Account"  means  the  account  or  accounts  to  which  a
Participant elects to contribute Deferred Compensation and from which, pursuant to Section 8.2, distributions are made.

2.22     Participant.

         "Participant"   means  an  Employee   selected  by  the   Committee  to
participate in the Plan who has elected to defer payment of all or a portion of his or her Compensation under the Plan.

2.23     Past Service Credit.

         "Past  Service  Credit"  means  an  amount,   if  any,  credited  to  a
Participant's Retirement Account as described in Section 7.

2.24     Plan.

         "Plan" means this Express Scripts, Inc. Executive Deferred Compensation Plan, as amended from time to time.

2.25     Plan Year.

         "Plan Year" means the annual period commencing January 1 and ending the following December 31.

2.26     Retirement.

         "Retirement" means a Participant's termination of employment on or after age 57 or upon attaining age 55 with ten (10) Service Years in a position at least as senior as a senior vice-president.

2.27     Retirement Account.

         "Retirement Account" means the account to which a Participant elects to contribute Deferred Compensation and to which Company Credits are made, and from which, pursuant to Section 8.1, distributions are made.

2.28     Service Year.

         "Service Year" means, as designated by the Committee, such year or portion thereof during which the services have been rendered by a Participant for which Compensation is payable.

2.29     Stock Unit(s).

         "Stock Unit(s)" means the share equivalents credited to the Common Stock Fund of a Participant's Compensation Account in accordance with Sections 5, 6 and 7.

2.30     Termination.

         "Termination" means termination of services as an Employee for any reason other than Retirement. In the event of a Participant's Disability, a Termination will be deemed to have occurred as of the earlier of (a) the Committee's determination that a Participant has experienced a termination of services or (b) the date which is nine (9) months after the date the Participant begins receiving disability benefits under a long-term disability plan maintained by the Company.

3.       ADMINISTRATION

         Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee. This power and authority includes, but is not limited to, selecting which Employees are eligible to participate in the Plan, selecting Compensation eligible for deferral, selecting investment indices, establishing the level of Company Credits (if any) to the Plan, establishing deferral terms and conditions, receiving and approving beneficiary designation forms, and adopting modifications, amendments and procedures as may be deemed necessary, appropriate or convenient by the Committee. Decisions of the
Committee shall be final, conclusive and binding upon all parties. The Committee, in its sole discretion, may delegate day-to-day administration of the Plan to an employee or employees of the Company or to a third-party administrator. The Committee may also rely on outside counsel, independent accountants or other consultants or advisors for advice and assistance in fulfilling its administrative duties under the Plan.

4.       ELIGIBILITY

         The Committee shall have the authority to select from senior and vice president-level executives those Employees who shall be eligible to participate in the Plan.

5.       PARTICIPANT ACCOUNTS

         Upon a Participant's initial election to participate in the Plan, there shall be established a Retirement Account and an In-Service Account, as designated by the Participant, to which there shall be credited any Deferred Compensation as of each Credit Date. In addition, Company Credits, if any, made pursuant to Section 7 shall be allocated to a Participant's Retirement Account in accordance with rules prescribed by the Committee. Each such Compensation Account shall be credited (or debited) on each Accounting Date with income (or loss) based upon a hypothetical investment in any one or more of the investment options available under the Plan, as prescribed by the Committee for the particular Compensation credited, which may include a Common Stock Fund.

         If a  Participant  elects to invest  all or any  portion  of his or her
Compensation Account(s) in the Common Stock Fund, that portion of the Participant's Compensation Account(s) shall be credited on each Credit Date with Stock Units equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased with the amount of such Deferred Compensation at the Fair Market Value on the Credit Date. As of any date for the payment of cash dividends on the Common Stock, the portion of the Participant's Compensation Account(s) invested in the Common Stock Fund as of the dividend record date shall be credited with additional Stock Units calculated by dividing
(i) the product of (a) the dollar value of the dividend declared in respect of a share of Common Stock multiplied by (b) the number of Stock Units credited to the Participant's Compensation Account(s) as of the dividend record date by (ii) the Fair Market Value of a share of Common Stock on the dividend payment date.

6.       ELECTION TO PARTICIPATE

        6.1(1)  In General.

                  Any Employee selected by the Committee to participate in the Plan may elect to do so by delivering to the Committee or its designee an Election on a form prescribed by the Committee, designating the Compensation Account to which the Deferred Compensation is to be credited, electing the timing and form of distribution (if applicable), and setting forth the manner in which such Deferred Compensation shall be invested in accordance with Section 5. A Participant's initial Election must be filed at such time as designated by the Committee, but in no event later than the day immediately preceding the date on which the Participant becomes eligible to participate in the Plan. Such initial Election shall only be effective as to the Plan Year to which such Election relates. A Participant must submit a new Election for each subsequent Plan Year in order to defer Compensation. Such subsequent Election must be filed at such time as designated by the Committee, but in no event later than the day immediately preceding the first day of the Plan Year to which such Election relates. An effective Election may not be revoked or modified except as otherwise determined by the Committee or as stated in the Plan.

[FN]

(1)     Section 6.1 was amended on November 22, 1999.  Prior to its amendment,
Section 6.1 read as follows in its entirety:

     Any Employee selected by the Committee to participate in the Plan may elect to do so by delivering to the Committee or its designee an Election on a form prescribed by the Committee, designating the Compensation Account to which the Deferred Compensation is to be credited, electing the timing and form of distribution (if applicable), and setting forth the manner in which such Deferred Compensation shall be invested in accordance with Section 5. A Participant's initial Election must be filed within thirty (30) days of the date on which the Participant becomes eligible to participate in the Plan. Such initial Election shall only be effective as to the Plan Year to which such Election relates. A Participant must submit a new Election for each subsequent Plan Year in order to defer Compensation. Such subsequent Election must be filed at least thirty (30) days prior to the first day of the Plan Year to which such Election relates. An effective Election may not be revoked or modified except as otherwise determined by the Committee or as stated in the Plan.

         6.2 Investment Alternatives For Existing Balances.

                  A Participant may elect to change an existing selection as to the investment alternatives in effect with respect to an existing Compensation Account (in increments prescribed by the Committee) as often, and with such restrictions, as determined by the Committee.

7.       COMPANY CREDITS

         In the sole discretion of the Committee, in a given Plan Year, the Company may credit a specified percentage of a Participant's Compensation to the Participant's Retirement Account as a Basic Company Credit. The Committee, in its sole discretion, may cause the Company to credit such Basic Company Credit for all or any portion of the participants in the Plan in such Plan Year. In addition, the Committee may cause the Company to credit a Past Service Credit to recognize past service as the Committee, in its sole discretion, deems appropriate. Such Basic Company Credit and Past Service Credit, if any, shall be credited to a Participant's Retirement Account and shall be subject to the limitations determined appropriate by the Committee, including the limitation contained in Section 8.3 and the limitations described below in this Section 7.

         7.1  Vesting.

              A  Participant's  Deferred  Compensation  shall be immediately
one-hundred   percent  (100%)   nonforfeitable   upon  being  credited  to  such
Participant's Retirement or In-Service Account.

              A Participant's Basic Company Credit for a Plan Year shall become nonforfeitable three (3) years after the end of the Plan Year to which such Basic Company Credit relates.

              A Participant's Past Service Credit shall be fifty-percent (50%) nonforfeitable upon being credited to his or her Retirement Account. The remaining fifty-percent (50%) shall become nonforfeitable as follows: one (1) year after the end of the Plan Year in which the Past Service Credit is credited to the Participant's Retirement Account, the Participant shall be one-third (1/3) vested in the remaining fifty percent (50%); two (2) years after the end of the Plan Year in which the Past Service Credit is credited to the Participant's Retirement Account, the Participant shall be two-thirds (2/3) vested in the remaining fifty percent (50%); and three (3) years after the end of the Plan Year in which the Past Service Credit is credited to the Participant's Retirement Account, the Participant shall be one-hundred percent (100%) vested in the remaining fifty percent (50%).

               Upon a Participant's termination of employment for any reason prior to attaining age 57, he or she shall forfeit any nonvested benefits. A Participant shall have a one-hundred percent (100%) nonforfeitable right to Basic Company Credits and Past Service Credits upon attaining age 57.

         7.2    Forfeiture.

                Upon a Participant's Termination or Retirement, the Company reserves the right to withhold payment of a portion of a Participant's Retirement Account attributable to Basic Company Credits or Past Service Credits made under Section 7 (and earnings thereon) in the event the Committee determines that the Participant has violated the Company's standard noncompetition and nondisclosure agreement or any other employment agreement executed by the Participant, or otherwise acts against the interests of the Company, as determined by the Committee in its sole discretion.

8.       DISTRIBUTION

         8.1    Retirement Account.

                In the event of a Participant's Retirement, the Participant's Retirement Account shall be distributed at the time and in the manner elected by the Participant in his or her initial Election. If no Election is made by a Participant as to the timing of distribution or form of payment of his or her Retirement Account, upon the Participant's Retirement such account shall be paid in a single lump sum.

         8.2    In-Service Account.

                Deferred Compensation credited to a Participant's In-Service Account shall be distributed at the time and in the manner elected by the Participant in his or her Election. A Participant may not change the Election as to the distribution of Deferred Compensation in his or her In-Service Account except as otherwise permitted in Section 9.

         8.3    Termination.

                In the event of a Participant's Termination, the Participant's Compensation Accounts shall be distributed in a single lump sum to such Participant as soon as administratively practicable following his or her Termination.

         8.4    Death.

                In the event of the Participant's death (a) while in the employment of the Company or (b) after the Participant's Termination but prior to the payment of such Participant's Compensation Accounts pursuant to Section 8.3, the Company shall pay the following amounts to the Participant's Beneficiary in a single lump sum:

               (1) the remaining amounts, if any, in a Participant's In-Service Account; and

               (2)  the amounts in the Participant's Retirement Account.

                  In the event of the Participant's death following Retirement, the Company shall pay the amount in the Participant's Retirement Account to the Participant's Beneficiary in the form and at the time elected by the Participant pursuant to Section 6.1.

         8.5    Form of Distribution.

                  Distribution of a Participant's Compensation Accounts shall be made in cash; provided that, any amounts in a Participant's Compensation Accounts invested in the Common Stock Fund shall be distributed to the Participant in wholes shares of Common Stock with fractional shares paid in cash.

9.       FINANCIAL HARDSHIP

         Upon the written request of a Participant or a Participant's legal representative and a finding that continued deferral will result in an unforeseeable financial emergency to the Participant, the Committee (in its sole discretion) may authorize (a) the payment of all or a part of a Participant's Compensation Accounts representing Deferred Compensation and earnings thereon in a single lump sum prior to his or her ceasing to be a Participant, or (b) a Participant to cease contributing Deferred Compensation to the Plan during a Plan Year. It is intended that the Committee's determinations as to whether the Participant has suffered an "unforeseeable financial emergency" shall be made consistent with the requirements under Section 457(d) of the Internal Revenue Code of 1986, as amended.

10.      BENEFICIARY DESIGNATION

         A Participant may designate one or more persons (including a trust) to whom or to which payments are to be made if the Participant dies before receiving distribution of all amounts due under the Plan. A Participant may, at any time, elect to change the designation of a Beneficiary. A designation of Beneficiary will be effective only after the signed designation of Beneficiary is filed with the Committee or its designee while the Participant is alive and will cancel all designations of Beneficiary signed and filed earlier. If the Participant fails to designate a Beneficiary as provided above or if all of a Participant's Beneficiaries predecease him or her and he or she fails to designate a new Beneficiary, the remaining unpaid amounts shall be paid in one lump sum to the estate of such Participant. If all Beneficiaries of the Participant die after the Participant but before complete payment of all amounts due hereunder, the remaining unpaid amounts shall be paid in one lump sum to the estate of the last to die of such Beneficiaries.

11.      UNSECURED GENERAL CREDITOR STATUS OF EMPLOYEE

         The payments to Participants and their Beneficiaries hereunder shall be made from the general corporate assets of the Company. No person shall have any interest in any such assets by virtue of the provisions of this Plan. The Company's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company; no such person shall have nor acquire any legal or equitable right, interest or claim in or to any property or assets of the Company. Any accounts maintained under this Plan shall be hypothetical in nature and shall be maintained for bookkeeping purposes only. Neither the Plan nor any account shall hold any actual funds or assets.

12.      SHARES; ADJUSTMENTS IN EVENT OF CHANGES IN CAPITALIZATION

         An aggregate of 50,000 shares of Common Stock have been initially allocated to the Plan and reserved for the distribution of Compensation Accounts as described in Section 8.5, subject to adjustment under this Section 12. The Company may, in its discretion, use shares held in the Treasury under this Plan in lieu of authorized but unissued shares of Common Stock.

         In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, share dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange or reclassification of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends, the number or kind of shares or Stock Units that may be credited under the Plan shall be automatically adjusted so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes of the Plan.

13.      INALIENABILITY OF BENEFITS

         The interests of the Participants and their Beneficiaries under the Plan may not in any way be voluntarily or involuntarily transferred, alienated or assigned, nor subject to attachment, execution, garnishment or other such equitable or legal process. A Participant or Beneficiary cannot waive the provisions of this Section 13.

14.      GOVERNING LAW

         The provisions of this plan shall be interpreted and construed in accordance with the laws of the State of Missouri, except to the extent preempted by Federal law.

15.      AMENDMENTS

         The Committee may amend, alter or terminate this Plan at any time without the prior approval of the Board; provided, however, that the Committee may not, without approval by the Board, materially increase the benefits accruing to Participants under the Plan.

        IN WITNESS WHEREOF, the Express Scripts, Inc. Executive Deferred Compensation Plan is effective as of January 1, 1999.

                           EXPRESS SCRIPTS, INC.


                           By: /s/ Barrett A. Toan

                           Title: President and Chief Executive Officer